UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2016

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices, Zip Code)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.07       Submission of Matters to a Vote of Security Holders

CV Sciences, Inc. (the “Registrant”) held the 2016 Annual Meeting of Stockholders on October 24, 2016 (the “2016 Annual Meeting”) at its principal executive offices located at 2688 South Rainbow Boulevard, Suite B, Las Vegas, Nevada 89146. At the close of business on September 1, 2016, the record date for the 2016 Annual Meeting, there were 52,338,924 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Registrant. At the 2016 Annual Meeting, 44,622,519 of the 52,338,924 outstanding shares of common stock entitled to vote, or approximately 85.26%, were represented by proxy or in person, and, therefore, a quorum was present. The proposals voted on at the 2016 Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Registrant with the U.S. Securities and Exchange Commission on September 13, 2016.

The final voting results on the proposals presented for stockholder approval at the 2016 Annual Meeting were as follows:

Proposal 1

The Registrant’s stockholders elected five directors, each to serve until the Registrant’s next Annual Meeting of Stockholders, and until his successor is duly elected and qualified, as set forth below:

NAME	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Michael Mona, Jr.	17,614,678	3,279,520	76,449	23,651,872
Larry Raskin	17,654,049	3,240,149	76,449	23,651,872
James McNulty	17,727,484	3,166,714	76,449	23,651,872
Michael Mona, III	17,648,280	3,245,918	76,449	23,651,872
Gary Sligar	17,725,348	3,128,850	76,449	23,651,872

Proposal 2

The Registrant’s stockholders ratified PKF, Certified Public Accountants, A Professional Corporation, as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2016, as set forth below:

FOR	AGAINST	ABSTAIN
43,455,277	95,631	1,071,611

Proposal 3

The Registrant’s stockholders approved an amendment to the Registrant’s Amended and Restated 2013 Equity Incentive Plan, as amended, to increase the number of shares issuable under the plan, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,825,727	908,771	3,236,149	23,651,872

Proposal 4

The Registrant’s stockholders approved on an advisory, non-binding basis, the Named Executive Officers compensation, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,918,820	716,807	3,335,020	23,651,872

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Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1 Amended and Restated 2013 Equity Incentive Plan, as amended (1)

(1)	Form of such exhibit was previously included as an Appendix to our definitive Proxy Statement on Schedule 14A filed on September 13, 2016 and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2016

CV SCIENCES, INC.

By:	/s/ Michael Mona, Jr.
Michael Mona, Jr. President and Chief Executive Officer

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